Semiannual Report
--------------------------------------------------------------------------------
June 30, 2002




T. Rowe Price
Institutional Small-Cap Stock Fund


T. Rowe Price Invest with Confidence (registered trademark)




Dear Investor

Extraordinarily challenging times for investors continued throughout the first half of 2002. A barrage of new terror threats and corporate scandals mingled with anxiety about a potential "double dip" recession to prolong and intensify the bear market psychology. Small-caps had been an oasis of calm throughout this two-year ordeal, thanks entirely to the irrepressible value sector, but a sharp downturn near the end of the period dragged the Russell 2000 Index into the negative column. However, the large-cap-dominated Standard & Poor's Index posted a far steeper decline, with a drop of more than 13% year-to-date.

Performance Comparison

Periods Ended 6/30/02               6 Months         12 Months
--------------------------------------------------------------------------------
Institutional Small-Cap
Stock Fund                          -2.69%           -1.13%
Russell 2000 Index                  -4.70            -8.60
Lipper Small-Cap Core
Funds Index                          -5.42            -4.94
S&P 500 Index                       -13.16           -17.99

The Institutional Small-Cap Stock Fund suffered only modest losses during the 6- and 12-month periods ended June 30, 2002, as shown in the table. Results exceeded those of our primary benchmarks, the Russell 2000 and the Lipper Small-Cap Core Funds Index, as well as the S&P 500 in both instances. Gains among small-cap value stocks-always the core of our portfolio-nearly offset the losses in our small-cap growth holdings.

During the last two years, encompassing much of the bear market, value stocks lifted the fund to a positive return of 8.88% (cumulative) compared with the -8.07% return of the Russell 2000, the -0.19% return of the Lipper peer group index, and the substantial 30.15% loss of the S&P 500, a proxy for the market as a whole. In that period, the Russell 2000 Value Index soared 41.91% while the Russell 2000 Growth Index-former home of many an Internet and telecom stock-plunged 42.51%.


INVESTMENT REVIEW

The best performers in the Russell 2000 year-to-date were the financial (+14%), materials (+14%), and consumer discretionary (+10%) sectors. The telecommunication services (-51%), information technology (-33%), and health care (-25%) sectors fell the most.

Better stock selection, particularly in the technology and health care sectors, drove performance relative to the benchmark, though the impact of sector weightings was also positive. During the period, we were net buyers of technology stocks, narrowing our underweighting versus the benchmark. Therefore, the positive impact of our tech underweighting was much smaller than it has been over the past two years. However, our technology holdings (-25%) held their value better than those of the Russell 2000.

Methode Electronics, a somewhat low-tech automotive connector company, was one of our top relative contributors within the tech sector. The stock surged 61% on better-than-expected earnings and auto industry fundamentals. Another top contributor versus the benchmark was Analogic, a maker of imaging systems and components that won a key contract for bomb detectors and equipment for use in airports. The shares rose 28%. Relative performance in the health care sector was driven by Noven Pharmaceuticals, a drug delivery company specializing in transdermal patches for uses such as hormone replacement and the treatment of attention deficit hyperactivity disorder. Buoyed by improved results from its European joint venture and sound clinical results, Noven gained 43%. Shortly after period-end, negative study results on estrogen treatment for post-menopausal women slammed Noven shares. However, the long-term implications of the study may prove less adverse for the company than the market currently anticipates, and we continue to hold the stock.

Underweighting the hapless telecommunication services sector, overweighting the stable industrials and business services sector, and strong stock selection in consumer discretionary also aided relative results.

Our top detracting sector in relative terms was financials, as we were underweight the strong group, and our own financial holdings (+8%) did not keep pace with those of the benchmark. Two of our largest overall holdings, Horace Mann Educators and PartnerRe, both insurance companies, fell 16% and 10%, respectively. Horace Mann underwrites property and casualty insurance primarily for school system employees. The stock declined after a strong recovery from last fall's lows, partly due to management's decision to issue convertible debt. PartnerRe's decline may have been linked to concerns about overcapitalization, and therefore price competition, in the reinsurance industry. We continue to hold both stocks.

Sector Diversification

Based on net assets as of 6/30/02.

Consumer                                                              18
Energy and Utilities                                                   7
Financials                                                            18
Health Care                                                            9
Industrials and Business Services                                     21
Materials                                                              6
Information Technology                                                16
Reserves                                                               5


The fund's three largest contributors on an absolute basis were all stocks in which we had high confidence and a long acquaintance with company management. Electric motor and water heater maker A.O. Smith, a classic small-cap value industrial stock, jumped nearly 62% as investors anticipated an economic recovery and a solid rebound from the two-year inventory overhang in the motor business.

Casual dining chain O'Charley's was our second-largest contributor, rising nearly 37% on better-than-expected results in two consecutive quarters. Specialty consumer products company Chattem gained 64% during the period and was our third-largest contributor. Chattem made an outstanding acquisition earlier this year, buying the rights to manufacture, sell, and market Selsun Blue medicated dandruff shampoo from Abbott Labs, and also increased quarterly and 2002 earnings guidance. The company also makes and markets Phisoderm facial cleanser and Gold Bond medicated powder, among other products.

Not surprisingly our top three detractors in absolute terms were all technology stocks. Final demand for both hardware and software remains anemic. The evaporation of enterprise spending has hit the software sector hard. Our largest detractor, Internet Security Systems, plunged 59% after a strong move late last year. Investors appear to anticipate that the company will continue to struggle with sales and profits in the second half. We think infrastructure and security software is a strong theme, and Internet Security Systems is poised to benefit in the years ahead.

Electronics manufacturing services provider Plexus fell 45% and was our second-largest detractor. Investors were concerned the company could lose a major customer as a result of a merger. Wind River Systems, our third-largest detractor with a drop of 72%, sets the standard in the real-time operating systems market, but the company has struggled due to its heavy reliance on telecommunications and networking equipment demand. Wind River was forced to lower earnings expectations for the remainder of the year. We continue to stand by both Wind River and Plexus.


PORTFOLIO HIGHLIGHTS

Given the near-capitulation in emerging growth stocks, we have continued to add to the group at the margin even as others are forced to sell, though the fund remains balanced, as always. Net new purchases in the first half were primarily in the technology, industrials and business services, and materials sectors, while we were net sellers in the utilities sector. Within technology we find the software industry compelling at current valuations, and we have continued to add to our holdings.

Minerals Technologies, a maker of additives for the paper and steel industries, was our largest purchase. The company should benefit from a recovery in those industries, but it also possesses an excellent business model characterized by recurring revenues, leading market share, high intellectual property, solid margins, and a strong value proposition for its customers. A new additive for the glass industry, currently in testing, could become a growth driver for the company.

Our second-largest purchase was Kronos, a software firm that dominates the labor management systems field with about half the market. Kronos' systems, targeted to small and mid-size businesses, can best be visualized as punch clocks for the digital age. The company is entering a strong new hardware and software product upgrade cycle with Web-enabled systems, allowing busy professionals to easily track their billable hours while on the road. Kronos also receives payment on a per-employee basis and is thus a direct beneficiary of an economic recovery.

Another significant purchase was IMC Global, a fertilizer manufacturer, whose shares were cheap on an historical basis. The agricultural economy has suffered through its worst downturn in nearly 50 years, thanks to an unprecedented combination of above-average corn harvests in the U.S., inventory liquidations in China, and declining corn exports due to the strong dollar and reduced Asian demand. Pricing is improving in some key markets, and lower corn inventories should support increased planting and thus demand for fertilizer.

Largest sales
During the period, we said goodbye to a stock that felt like an old friend-Dal-Tile International was eliminated due to its acquisition by Mohawk Industries. Dal-Tile CEO Jacques Sardas created great value for shareholders (again) with this shrewd merger. Longtime shareholders may recall that Sardas once led and sold another of our successful holdings, Sudbury, back in the '90s. Jacques epitomizes the kind of high-quality, shareholder-focused corporate management that we favor, and we wish him success in his next endeavor.

We also sold nearly all of our position in Downey Financial, a California savings and loan. Thrifts have benefited from falling interest rates, and Downey was no exception. However, we were concerned by weakness in portions of Downey's loan portfolio.

Finally, home respiratory services provider Lincare Holdings has been an exceptionally strong holding over the last two years, but we continued to take profits as the valuation seemed full and Lincare's market cap exceeded $3 billion.


OUTLOOK

Growth vs. Value

Periods Ended
6/30/02                           6 Months       12 Months              2 Years
--------------------------------------------------------------------------------
Russell 2000
Growth Index                      -17.35%          -25.00%              -42.51%
Russell 2000
Value Index                       7.26                8.49                41.91

As we write, the market has continued to be perfectly horrible. This period reminds us of the depths of the 1982 bear market when we faced a seemingly endless litany of declining stock prices. However, of such things are market bottoms made. Investors now have a renewed appreciation for the inherent risk and volatility of the asset class. At market bottoms, confidence is low, fear is palpable, and investors just want out of stocks. Sound familiar?

Smaller-company stocks bucked the bear trend until the second quarter. The small-cap outperformance cycle turned three years old in April, and judging from the spring swoon, many investors are concerned the cycle might be getting long in the tooth.

However, we believe the small-cap rally is alive and well. Prior to May, the Russell 2000 had scarcely stopped to catch its breath after a powerful surge from its September 21 lows. Corrections within an overall trend of small-cap outperformance are not the least unusual.

A new wrinkle in the story has been the turnaround in the once-invincible U.S. dollar. Weakness in the greenback has caused some investors to shoot small-caps first and ask questions later. We would argue that the dollar's decline to date is not sufficient to cause alarm for small-cap investors, though a longer-term downtrend combined with rising interest rates would be cause for concern. The dollar's future trajectory will likely hinge on the relative strength of the U.S. economy versus the global economy.

A robust domestic recovery-which we consider increasingly likely the longer the Fed keeps interest rates low-should lend support to the dollar and boost small-cap earnings disproportionately, since smaller companies tend to be more domestically focused. The steep drop in smaller companies' earnings, caused by the recession, has made small-cap valuations look full compared with large-caps on the basis of trailing earnings. But the group looks attractive based on forward earnings estimates. In fact, small-caps are still historically cheap relative to large-caps when one considers price/sales and price/book value ratios. By both measures, small-caps remain near or below their trough level of 1990 relative to large-caps.

In addition, the small-cap recovery to date has been tepid compared with the last cycle in the early 1990s when the Russell 2000 more than doubled in three years. By contrast, in the present cycle the small-cap benchmark has gained less than 30% since its trough in March 1999 (though the move has been much greater relative to the S&P 500). The current small-cap rally has been led entirely by value stocks, and that is unusual. History suggests that both value and growth participate in small-cap bull markets. Indeed, growth stocks in the past have outperformed in those circumstances.

It remains our view that we are only midway through the small-cap cycle, and the next leg should be led by emerging growth stocks. The Russell 2000 was able to rise in spite of the bear market of the past two years primarily because of its extreme relative undervaluation following the large-cap growth bubble of the 1990s. Further small-cap gains will depend on a sharp rebound in earnings, and this is where the emerging growth group should excel. We have continued to add to our growth stock holdings with that expectation.

Our balanced approach between growth and value has served us well during the bear market, and certainly over the longer term. We have outperformed the Russell 2000 with less volatility. Our thesis is that by managing an all-weather blend of emerging growth, growth-at-a-reasonable-price, and value stocks, we can stay in the game when the going gets rough, yet still participate on the upside when the bull gets a head of steam. This philosophy remains as valid as ever.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

July 19, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



Portfolio Highlights

Twenty-Five Largest Holdings

                                                           Percent of
                                                           Net Assets
                                                              6/30/02
--------------------------------------------------------------------------------
Harman International                                              1.9%
Chittenden                                                        1.6
SCP Pool                                                          1.5
Iron Mountain                                                     1.3
A.O. Smith                                                        1.3
Harsco                                                            1.1
Matthews International                                            1.1
WestAmerica                                                       1.1
XTO Energy                                                        1.1
PartnerRe                                                         1.1
Horace Mann Educators                                             1.1
Minerals Technologies                                             1.1
Valley National Bancorp                                           1.0
Citizens Banking                                                  1.0
Belden                                                            1.0
Scotts                                                            1.0
Maximus                                                           1.0
O'Charley's                                                       1.0
W. R. Berkley                                                     0.9
Casey's General Stores                                            0.9
Henry Schein                                                      0.9
Airgas                                                            0.9
Cleco                                                             0.9
Seacor Smit                                                       0.9
KEMET                                                             0.9
Total                                                            27.6%
--------------------------------------------------------------------------------
Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

Major Portfolio Changes
Listed in descending order of size
6 Months Ended 6/30/02

TEN LARGEST PURCHASES
--------------------------------------------------------------------------------
Minerals Technologies*
Kronos*
Scotts*
Paxar*
Great Atlantic & Pacific Tea Company*
Plexus
Resources Connection*
KEMET
Jack Henry & Associates
IMC Global*

TEN LARGEST SALES
--------------------------------------------------------------------------------
Ivex Packaging**
JP Realty**
Cleco
Dal-Tile International**
Downey Financial
Harman International
Lincare Holdings
Brooks-Pri Automation**
International Multifoods
Quiksilver**
--------------------------------------------------------------------------------
  *Position added
**Position eliminated


Performance Comparison
--------------------------------------------------------------------------------
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return

Institutional Small-Cap Stock Fund

As of 6/30/02
                                                               Institutional
                               Small-Cap    Russell 2000      Lipper Small-Cap
                               Stock Fun       Index          Core Funds Index

3/31/00                         10000          10000                10000
6/30/00                         10260           9622                 9840
6/30/01                         11299           9677                10332
6/30/02                         11171           8845                 9822



Average Annual Compound Total Return
--------------------------------------------------------------------------------
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Institutional Small-Cap Stock Fund

Periods Ended 6/30/02

                                          Since                      Inception
                         1 Year           Inception                  Date

                         -1.13%           5.05%                      3/31/00



Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.




Financial Highlights
T. Rowe Price Institutional Small-Cap Stock Fund
(Unaudited)

                                For a share outstanding throughout each period
                                ----------------------------------------------

                                  6 Months            Year              3/31/00
                                  Ended              Ended              Through
                                  6/30/02         12/31/01             12/31/00

NET ASSET VALUE
Beginning of period                $  11.14        $  10.61            $  10.00
                                  ----------------------------------------------
Investment activities
  Net investment income (loss)         0.01            0.05                0.02*
  Net realized and
  unrealized gain (loss)              (0.31)           0.71                0.68
                                  ----------------------------------------------
  Total from
  investment activities               (0.30)           0.76                0.70
                                  ----------------------------------------------
Distributions
  Net investment income                --             (0.05)              (0.03)
  Net realized gain                    --             (0.18)              (0.06)
                                  ----------------------------------------------
  Total distributions                  --             (0.23)              (0.09)
                                  ----------------------------------------------
NET ASSET VALUE
  End of period                    $  10.84        $  11.14            $  10.61
                                  ----------------------------------------------

Ratios/Supplemental Data

  Total return^                        (2.69)%         7.26%             7.03%*
--------------------------------------------------------------------------------
  Ratio of total expenses
  to average net assets                 0.71%!         0.74%             0.75%*!
--------------------------------------------------------------------------------
  Ratio of net investment
  income (loss) to average
  net assets                           0.13%!           0.46%            0.66%*!
--------------------------------------------------------------------------------
  Portfolio turnover rate              26.3%!           26.9%            15.8%!
--------------------------------------------------------------------------------
  Net assets, end of period
  (in thousands)                   $ 347,510       $  288,104        $  229,475
--------------------------------------------------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.75% voluntary expense limitation in effect through 12/31/01.

!    Annualized

The accompanying notes are an integral part of these financial statements.



Statement of Net Assets
T. Rowe Price Institutional Small-Cap Stock Fund
June 30, 2002 (Unaudited)



                                                 Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands

COMMON STOCKS  95.3%

CONSUMER DISCRETIONARY  14.9%

Auto Components  0.7%
Keystone Automotive *                               75,300      $         1,433
Strattec Security *                                 17,500                  968
                                                                          2,401

Hotels, Restaurants & Leisure  2.9%
Applebee's                                          43,125                  990
BUCA *                                              66,600                1,269
CEC Entertainment *                                 17,100                  706
O'Charley's *                                      131,800                3,335
Ruby Tuesday                                       104,400                2,025
Sonic *                                             56,200                1,765
                                                                         10,090
Household Durables  3.1%
Harman International                               135,800                6,688
Matthews International, Class A                    169,400                3,955
                                                                         10,643

Internet & Catalog Retail  0.3%
Alloy Online *                                      64,800                  936
                                                                            936

Leisure Equipment & Products  2.2%
Brunswick                                           85,000                2,380
SCP Pool *                                         191,350                5,312
                                                                          7,692

Media  1.6%
Emmis Broadcasting, Class A *                       58,600                1,242
Entercom Communications *                           20,900                  959
Scholastic *                                        32,100                1,217
Sinclair Broadcast Group
   Class A *                                       112,100                1,619
Young Broadcasting, Class A *                       41,200                  732
                                                                          5,769

Multiline Retail  0.9%
Neiman Marcus, Class A *                            74,900                2,599
Stein Mart *                                        48,200                  572
                                                                          3,171

Specialty Retail  2.2%
Aeropostale *                                       30,400                  832
Christopher & Banks *                               29,550                1,250
Copart *                                            72,500                1,177
Linens 'n Things *                                  59,400                1,949
Ultimate Electronics *                              17,800                  461
Urban Outfitters *                                  61,000                2,118
                                                                          7,787

Textiles, Apparel, & Luxury Goods  1.0%
Columbia Sportswear *                               11,250                  360
Culp *                                              20,100                  324
Dan River, Class A *                                99,300                  540
Stride Rite                                        160,100                1,280
Unifi *                                             89,800                  979
                                                                          3,483
Total Consumer Discretionary                                             51,972

CONSUMER STAPLES  3.2%

Food & Drug Retailing  1.8%
Casey's General Stores                             267,300                3,218
Great Atlantic & Pacific
  Tea Company *                                    108,900                2,036
Performance Food Group *                             6,200                  210
Seneca Foods
  Class A *                                         19,200                  257
  Class B *                                          7,300                  108
Wild Oats Markets *                                 31,500                  507
                                                                          6,336

Food Products  0.9%
American Italian Pasta, Class A *                   22,900                1,168
International Multifoods *                          70,900                1,843
                                                                          3,011

Personal Products  0.5%
Chattem *                                           48,500                1,528
Playtex Products *                                  16,000                  207
                                                                          1,735
Total Consumer Staples                                                   11,082

ENERGY  6.3%

Energy Equipment & Services  3.7%
Atwood Oceanics *                                   51,400                1,928
Cooper Cameron *                                    14,900                  721
FMC Technologies *                                  89,900                1,866
Grant Prideco *                                     13,900                  189
Hydril *                                            38,600                1,034
Key Energy Services *                               62,300                  654
Lone Star Technologies *                            28,300                  648
National Oilwell *                                  42,600                  897
Seacor Smit *                                       65,800                3,116
Smith International *                               13,100                  893
W-H Energy Services *                               42,900                  951
                                                                         12,897

Oil & Gas 2.6%
Forest Oil *                                        68,000                1,933
Noble Energy                                        80,900                2,917
Ultra Petroleum *                                   56,600                  430
XTO Energy                                         188,175                3,876
                                                                          9,156
Total Energy                                                             22,053

FINANCIALS  18.2%

Banks  6.9%
Chittenden                                         192,200                5,570
Citizens Banking                                   123,600                3,582
Downey Financial                                       300                   14
First Bell Bancorp                                  11,900                  204
Frankfort First                                      9,100                  163
Glacier Bancorp                                     55,023                1,348
ITLA Capital *                                      12,400                  368
Provident Bankshares                               102,500                2,429
Southwest Bancorp *                                 73,104                2,648
Valley National Bancorp                            131,225                3,648
WestAmerica                                        100,100                3,922
                                                                         23,896

Insurance 6.6%
Brown and Brown                                     91,800                2,892
Harleysville Group                                  46,400                1,286
Horace Mann Educators                              199,700                3,728
London Pacific Group                                 8,130                   27
Markel *                                            10,700                2,108
Ohio Casualty *                                    132,300                2,765
PartnerRe                                           78,100                3,823
Selective Insurance                                 62,900                1,782
Triad Guaranty *                                    27,100                1,180
W. R. Berkley                                       59,400                3,267
                                                                         22,858

Real Estate  4.7%
Apartment Investment &
  Management, Class A, REIT                          9,400                  463
Arden Realty, REIT                                  82,200                2,339
EastGroup Properties, REIT                          80,400                2,058
Gables Residential Trust, REIT                      80,000                2,554
Glenborough Realty Trust, REIT                      70,500                1,671
LaSalle Hotel Properties, REIT                      45,600                  718
Manufactured Home
  Communities, REIT                                 28,500                1,000
Parkway Properties, REIT                            55,900                2,034
Reckson Associates Realty
  Class B, REIT                                     28,284                  721
Washington, REIT                                    97,200                2,809
                                                                         16,367
Total Financials                                                         63,121

HEALTH CARE  8.4%

Biotechnology  2.3%
Abgenix *                                           13,900                  136
Alkermes *                                          82,600                1,322
Cephalon *                                          33,476                1,513
Cubist Pharmaceuticals *                            11,100                  104
CV Therapeutics *                                   10,400                  194
Deltagen *                                          28,100                   69
Exelixis *                                          31,600                  238
Gilead Sciences *                                    8,600                  283
Incyte Genomics *                                   15,900                  116
Neurocrine Biosciences *                            29,700                  851
NPS Pharmaceuticals *                               30,600                  469
OSI Pharmaceuticals *                               16,100                  387
Regeneron Pharmaceuticals *                         13,000                  189
Triangle Pharmaceuticals *                          92,000                  249
Trimeris *                                          25,100                1,114
Versicor *                                          28,300                  381
Vertex Pharmaceuticals *                            14,762                  240
ViroPharma *                                        17,800                   25
                                                                          7,880

Health Care Equipment & Supplies  1.4%
Edwards Lifesciences *                              63,700                1,478
EPIX Medical *                                      18,400                  194
Inhale Therapeutic Systems *                        30,300                  287
Serologicals *                                      11,300                  207
Sola *                                              18,400                  212
Steris *                                            75,000                1,433
Wilson Greatbatch Technologies *                    45,000                1,147
                                                                          4,958

Health Care Providers & Services  3.9%
AmeriPath *                                         74,900                1,798
AMN Healthcare Services *                            2,800                   98
Cross Country *                                     17,300                  654
Henry Schein *                                      71,300                3,173
Hooper Holmes                                      170,100                1,361
Lifeline Systems *                                  36,500                  961
Lincare Holdings *                                   8,400                  271
Maximus *                                          109,300                3,465
Orthodontic Centers of America *                    41,800                  963
Renal Care Group *                                  28,000                  872
                                                                         13,616

Pharmaceuticals  0.8%
Eon Labs *                                          18,000                  320
Guilford Pharmaceuticals *                           5,100                   38
IntraBiotics Pharmaceuticals *                      27,300                   36
Medicines Company *                                 22,800                  281
Noven Pharmaceuticals *                             81,800                2,086
                                                                          2,761
Total Health Care                                                        29,215

INDUSTRIALS & BUSINESS SERVICES  20.9%

Aerospace & Defense  0.8%
Armor Holdings *                                   117,100                2,986
                                                                          2,986

Air Freight & Logistics  2.6%
C.H. Robinson Worldwide                             25,900                  868
Expeditors International
  of Washington                                     66,400                2,202
Forward Air *                                       54,095                1,773
Pacer International *                               61,600                1,062
Ryder System                                        65,800                1,783
UTi Worldwide                                       77,500                1,532
                                                                          9,220

Airlines  0.2%
Frontier Airlines *                                  9,000                   73
Midwest Express Holdings *                          55,300                  730
                                                                            803

Building Products  0.5%
Simpson Manufacturing *                             22,800                1,302
Watsco                                              18,350                  335
                                                                          1,637

Commercial Services & Supplies 9.3%
BISYS Group *                                       67,700                2,254
Central Parking                                    128,700                2,941
CompX International                                 29,400                  390
Electro Rent *                                      56,300                  731
Factset Research Systems                            59,600                1,774
G&K Services, Class A                               59,200                2,027
Global Payments                                     66,800                1,987
Herman Miller                                       87,800                1,782
Iron Mountain *                                    151,050                4,660
KForce.com *                                         9,711                   58
Layne Christensen *                                 70,400                  651
New England Business Service                        92,200                2,318
Resources Connection *                              93,500                2,524
SOURCECORP *                                        59,200                1,569
Spherion *                                          78,500                  934
Tetra Tech *                                       146,025                2,147
United Stationers *                                 84,200                2,560
Waterlink *                                         20,300                    1
West Corporation *                                  42,100                  929
                                                                         32,237

Construction & Engineering  0.6%
Insituform Technologies
  Class A *                                        105,600                2,237
                                                                          2,237

Electrical Equipment  3.7%
A.O. Smith                                         143,000                4,463
American Superconductor *                           25,900                  141
Belden                                             169,900                3,541
Global Power Equipment
  Group *                                            2,300                   23
Paxar *                                            183,200                3,069
PECO II *                                           27,400                   92
Woodward Governor                                   23,600                1,395
                                                                         12,724

Machinery  2.7%
Actuant Corporation, Class A *                      43,680                1,802
Cuno *                                              53,000                1,918
Harsco                                             106,300                3,986
IDEX                                                16,800                  563
Joy Global *                                        17,900                  310
Reliance Steel & Aluminum                           23,600                  720
                                                                          9,299

Marine  0.0%
International Shipholding *                         10,400                   68
                                                                             68

Road & Rail  0.2%
Heartland Express *                                 24,323                  582
                                                                            582

Trading Companies & Distributors  0.3%
MSC Industrial Direct, Class A *                    47,200                  920
                                                                            920
Total Industrials & Business Services                                    72,713

INFORMATION TECHNOLOGY  16.2%

Communications Equipment  1.1%
Black Box *                                         59,200                2,411
ditech Communications *                             18,000                   51
Harmonic *                                          41,300                  151
Packeteer *                                         60,700                  268
Riverstone Networks *                              165,300                  518
Stratos Lightwave *                                 41,085                   66
Tekelec *                                           32,500                  261
                                                                          3,726

Electronic Equipment & Instruments  5.4%
Analogic                                            54,700                2,690
Artesyn Technologies *                             102,600                  670
KEMET *                                            173,100                3,091
Littelfuse *                                       111,100                2,570
LSI Industries                                      51,250                  941
Methode Electronics, Class A                       138,300                1,766
Newport *                                           30,600                  479
Plexus *                                           164,700                2,981
Technitrol                                          82,900                1,932
Woodhead Industries                                106,200                1,820
                                                                         18,940

Internet Software & Services  1.0%
Digital Impact *                                    40,100                   79
Internet Security Systems *                         98,600                1,294
Keynote Systems *                                   26,900                  197
MatrixOne *                                        153,800                  938
Netegrity *                                         84,900                  523
Register.com *                                      18,700                  142
Sonicwall *                                         32,400                  163
Stellent *                                          40,500                  182
                                                                          3,518

IT Consulting & Services  1.6%
Analysts International                              80,500                  342
AnswerThink *                                       41,600                  158
CACI International, Class A *                       57,500                2,196
ManTech International
   Class A *                                        33,500                  804
MPS Group *                                        135,400                1,151
Renaissance Learning *                              38,700                  782
                                                                          5,433

Semiconductor Equipment & Products  3.0%
Applied Micro Circuits *                             2,100                   10
ATMI *                                              80,100                1,792
Cabot Microelectronics *                            33,700                1,455
Entegris *                                         128,500                1,876
Exar *                                              60,400                1,191
Genesis Microchip *                                 15,100                  126
hi/fn *                                             11,200                   73
MKS Instruments *                                   82,000                1,646
Mykrolis *                                         123,900                1,463
Pixelworks *                                        48,900                  410
QuickLogic *                                        52,200                  190
Sipex *                                             47,100                  230
                                                                         10,462

Software  4.1%
Activision *                                         6,900                  201
Actuate *                                           57,600                  259
Concord Communications *                            25,000                  412
Jack Henry & Associates                            159,600                2,664
Kronos *                                            92,500                2,820
Magma Design Automation *                            8,300                  139
Mercury Interactive *                               25,000                  574
Midway Games *                                     156,100                1,327
NetIQ *                                             19,208                  435
Progress Software *                                134,700                1,988
Quest Software *                                    37,700                  548
SPSS *                                              54,600                  848
Verisity * +                                        22,900                  397
Verity *                                            89,200                  989
Wind River Systems *                                99,600                  499
                                                                         14,100

Total Information Technology                                             56,179

MATERIALS  6.1%

Chemicals  5.0%
Airgas *                                           182,600                3,159
Arch Chemicals                                     117,700                2,907
Ferro                                               23,800                  718
IMC Global                                         150,700                1,884
MacDermid                                           15,500                  333
Material Sciences *                                 81,200                1,138
Minerals Technologies                               75,100                3,704
Scotts, Class A *                                   76,600                3,478
                                                                         17,321

Containers & Packaging  0.1%
Smurfit-Stone Container *                           19,600                  302
                                                                            302

Metals & Mining  0.6%
Gibraltar Steel                                     22,100                  490
Lihir Gold, (AUD) *                              1,041,200                  786
Newmont Mining                                      13,104                  345
NN, Inc.                                            32,500                  416
                                                                          2,037

Paper & Forest Products  0.4%
Buckeye Technologies *                             140,900                1,381
Potlatch                                             1,400                   47
                                                                          1,428

Total Materials                                                          21,088

TELECOMMUNICATION SERVICES  0.0%

Wireless Telecommunication Services  0.0%
Western Wireless, Class A *                         31,400                  100
Total Telecommunication Services                                            100

UTILITIES  1.1%

Electric Utilities  1.1%
Cleco                                              143,800                3,149
Unisource Energy                                    36,600                  681

Total Utilities                                      3,830

Total Common Stocks (Cost $320,667)                                     331,353

SHORT-TERM INVESTMENTS  4.8%

Money Market Fund  4.8%
T. Rowe Price Reserve Investment
  Fund, 1.98% #                                 16,648,015               16,648

Total Short-Term Investments
(Cost  $16,648)                                                          16,648

Total Investments in Securities

100.1% of Net Assets (Cost $337,315)                           $        348,001

Other Assets Less Liabilities                                              (491)

NET ASSETS                                                     $        347,510

Net Assets Consist of:

Undistributed net investment income (loss)                     $            228
Undistributed net realized gain (loss)                                    5,389
Net unrealized gain (loss)                                               10,686
Paid-in-capital applicable to 32,064,713
shares of $0.0001 par value capital
stock outstanding; 1,000,000,000
shares of the Corporation authorized                                    331,207

NET ASSETS                                                     $        347,510

NET ASSET VALUE PER SHARE                                      $          10.84

#    Seven-day yield

*    Non-income producing

+ Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules - total of such securities at period-end amounts to $397 and represents 0.1% of net assets

AUD  Australian dollar

REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.



Statement of Operations
T. Rowe Price Institutional Small-Cap Stock Fund
(Unaudited)
In thousands

                                                             6 Months
                                                                Ended
                                                              6/30/02
Investment Income (Loss)
Income
  Dividend                                                 $    1,287
  Interest                                                        139
  Total income                                                  1,426
Expenses
  Investment management                                         1,105
  Custody and accounting                                           69
  Registration                                                     14
  Legal and audit                                                   8
  Shareholder servicing                                             6
  Directors                                                         4
  Prospectus and shareholder reports                                1
  Miscellaneous                                                    (1)
  Total expenses                                                1,206
  Expenses paid indirectly                                         (8)
  Net expenses                                                  1,198
Net investment income (loss)                                      228

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                          5,595
Change in net unrealized gain (loss)
on securities                                                 (14,858)
Net realized and unrealized gain (loss)                        (9,263)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $   (9,035)
                                                           ----------



The accompanying notes are an integral part of these financial statements.





Statement of Changes in Net Assets
T. Rowe Price Institutional Small-Cap Stock Fund
(Unaudited)
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/02             12/31/01

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)             $           228      $         1,106
  Net realized gain (loss)                           5,595                6,508
  Change in net unrealized gain (loss)             (14,858)               9,969
  Increase (decrease) in net assets
  from operations                                   (9,035)              17,583
Distributions to shareholders
  Net investment income                               --                 (1,206)
  Net realized gain                                   --                 (4,341)
  Decrease in net assets from
  distributions                                       --                 (5,547)
Capital share transactions *
  Shares sold                                       86,881               74,456
  Distributions reinvested                            --                  5,290
  Shares redeemed                                  (18,440)             (33,153)
  Increase (decrease) in net assets
  from capital
  share transactions                                68,441               46,593

Net Assets
Increase (decrease) during period                   59,406               58,629
Beginning of period                                288,104              229,475
End of period                              $       347,510      $       288,104
                                           ---------------      ---------------

*Share information
  Shares sold                                        7,826                7,007
  Distributions reinvested                            --                    495
  Shares redeemed                                   (1,626)              (3,258)
  Increase (decrease) in shares outstanding          6,200                4,244



The accompanying notes are an integral part of these financial statements.




Notes to Financial Statements
T. Rowe Price Institutional Small-Cap Stock Fund
June 30, 2002 (Unaudited)


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Institutional Small-Cap Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 2000. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $8,000 and $0, respectively, for the period ended June 30, 2002.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $108,655,000 and $43,367,000, respectively, for the six months ended June 30, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $206,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $337,315,000. Net unrealized gain aggregated $10,686,000 at period-end, of which $50,359,000 related to appreciated investments and $39,673,000 related to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.65% of the fund's average daily net assets. At June 30, 2002, investment management fee payable totaled $185,000.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2003, which would cause the fund's ratio of total expenses to average net assets to exceed 0.75%. Thereafter, through December 31, 2005, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.75%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $34,000 for the six months ended June 30, 2002, of which $6,000 was payable at period-end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $139,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Institutional Small-Cap Stock Fund


About the Fund's Directors and Officers

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)         Principal Occupation(s) During Past 5 Years and Other
Year Elected*           Directorships of Public Companies
--------------------------------------------------------------------------------

Calvin W. Burnett,Ph.D. President, Coppin State College; Director, Provident
(3/16/32)               Bank of Maryland
2001


Anthony W. Deering      Director, Chairman of the Board, President, and Chief
(1/28/45)               Executive Officer, The Rouse Company, real estate
2001                    developers



Donald W. Dick, Jr.     Principal, EuroCapital Advisors, LLC, an acquisition
(1/27/43)               and management advisory firm
1996


David K. Fagin          Director, Dayton Mining Corp. (6/98 to present), Golden
(4/9/38)                Star Resources Ltd., and Canyon Resources Corp. (5/00
1996                    to present); Chairman and President, Nye Corp.



F. Pierce Linaweaver    President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)               consulting environmental and civil engineers
2001


Hanne M. Merriman       Retail Business Consultant; Director, Ann Taylor Stores
(11/16/41)              Corp., Ameren Corp., Finlay Enterprises, Inc., The
1996                    Rouse Company, and US Airways Group, Inc.



John G. Schreiber       Owner/President, Centaur Capital Partners, Inc., a real
(10/21/46)              estate investment company; Senior Advisor and Partner,
2001                    Blackstone Real Estate Advisors, L.P.; Director, AMLI
                        Residential Properties Trust, Host Marriott Corp., and
                        The Rouse Company



Hubert D. Vos           Owner/President, Stonington Capital Corp., a private
(8/2/33)                investment company
1996


Paul M. Wythes          Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)               capital limited partnership, providing equity capital
1996                    to young high-technology companies throughout the
                        United States; Director, Teltone Corp.




*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



T. Rowe Price Institutional Small-Cap Stock Fund


Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe
Price Portfolios        Principal Occupation(s) During Past 5 Years and
Overseen]               Other Directorships of Public Companies
--------------------------------------------------------------------------------

James A.C. Kennedy      Director and Vice President, T. Rowe Price and
(8/15/53)               T. Rowe Price Group, Inc.
1997
[32]


James S. Riepe          Director and Vice President, T. Rowe Price; Vice
(6/25/43)               Chairman of the Board, Director, and Vice President,
1996                    T. Rowe Price Group, Inc.; Chairman of the Board and
[98]                    Director, T. Rowe Price Global Asset Management
                        Limited, T. Rowe Price Investment Services, Inc.,
                        T. Rowe Price Retirement Plan Services, Inc., and
                        T. Rowe Price Services, Inc.; Chairman of the Board,
                        Director, President, and Trust Officer, T. Rowe Price
                        Trust Company; Director, T. Rowe Price International,
                        Inc., and T. Rowe Price Global Investment Services
                        Limited; Chairman of the Board, Institutional Equity
                        Funds



M. David Testa          Vice Chairman of the Board, Chief Investment Officer,
(4/22/44)               Director, and Vice President, T. Rowe Price Group, Inc.;
1996                    Chief Investment Officer, Director, and Vice President,
[98]                    T. Rowe Price; Chairman and Director, T. Rowe Price
                        Global Asset Management Limited; Vice President and
                        Director, T. Rowe Price Trust Company; Director, T. Rowe
                        Price Global Investment Services Limited and T. Rowe
                        Price International, Inc.; President, Institutional
                        Equity Funds


*Each inside director serves until the election of a successor.


Officers

Name (Date of Birth)
Title and Fund(s)
Served                  Principal Occupation(s)
--------------------------------------------------------------------------------
Preston G. Athey        Vice President, T. Rowe Price, T.Rowe Price Group, Inc.,
(7/17/49)               and T. Rowe Price Trust Company
Vice President,
Institutional Equity
Funds



Brian W.H. Berghuis     Vice President, T. Rowe Price and T. Rowe Price
(10/12/58)              Group, Inc.
Executive Vice
President                                                ,
Institutional Equity
Funds



Joseph A. Carrier       Vice President, T. Rowe Price, T. Rowe Price Group,
(12/30/60)              Inc., and T. Rowe Price Investment Services, Inc.
Treasurer,
Institutional
Equity Funds



Kara Cheseby            Vice President, T. Rowe Price and T. Rowe Price Group,
(10/9/63)               Inc.
Vice President,
Institutional Equity
Funds



Anna M. Dopkin          Vice President, T. Rowe Price and T. Rowe Price Group,
(9/5/67)                Inc.
Vice President,
Institutional Equity
Funds



Henry H. Hopkins        Director and Vice President, T. Rowe Price Group, Inc.;
(12/23/42)              Vice President, T. Rowe Price, T. Rowe Price
Vice President,         International, Inc., and T. Rowe Price Retirement Plan
Institutional           Services, Inc.; Vice President and Director, T. Rowe
Equity Funds            Price Investment Services, Inc., T. Rowe Price Services,
                        Inc., and T. Rowe Price Trust Company




J. Jeffrey Lang         Vice President, T. Rowe Price and T. Rowe Price Trust
(1/10/62)               Company
Vice President,
Institutional Equity
Funds


John D. Linehan         Vice President, T. Rowe Price, T. Rowe Price Group,
(1/21/65)               Inc., and T. Rowe Price International, Inc.
Vice President,
Institutional Equity
Funds


Patricia B. Lippert     Assistant Vice President, T. Rowe Price and T. Rowe
(1/12/53)               Price Investment Services, Inc.
Secretary,
Institutional Equity
Funds


Gregory A. McCrickard   Vice President, T. Rowe Price, T. Rowe Price Group,
(10/19/58)              Inc., and T. Rowe Price Trust Company
Executive Vice
President,
Institutional Equity
Funds


David S. Middleton      Vice President, T. Rowe Price, T. Rowe Price Group,
(1/18/56)               Inc., and T. Rowe Price Trust Company
Controller,
Institutional Equity
Funds


Joseph M. Milano        Vice President, T. Rowe Price and T. Rowe Price Group,
(9/14/72)               Inc.
Vice President,
Institutional Equity
Funds


Charles G. Pepin        Vice President, T. Rowe Price and T. Rowe Price Group,
(4/23/66)               Inc.
Vice President,
Institutional Equity
Funds


Brian C. Rogers         Director and Vice President, T. Rowe Price Group, Inc.;
(6/27/55)               Vice President, T. Rowe Price and T. Rowe Price Trust
Executive Vice          Company
President,
Institutional
Equity Funds



Robert W. Sharps        Vice President, T. Rowe Price and T. Rowe Price Group,
(6/10/71)               Inc.
Vice President,
Institutional
Equity Funds


Robert W. Smith         Vice President, T. Rowe Price, T. Rowe Price Group,
(4/11/61)               Inc., and T. Rowe Price International, Inc.
Executive Vice
President,
Institutional
Equity Funds


Michael F. Sola         Vice President, T. Rowe Price and T. Rowe Price Group,
(7/21/69)               Inc.
Vice President,
Institutional
Equity Funds


John F. Wakeman         Vice President, T. Rowe Price and T. Rowe Price Group,
(11/25/62)              Inc.
Vice President,
Institutional Equity
Funds


David J. Wallack        Vice President, T. Rowe Price and T. Rowe Price Group,
(7/2/60)                Inc.
Vice President,
Institutional Equity
Funds


Richard T. Whitney      Vice President, T. Rowe Price, T. Rowe Price Group,
(5/7/58)                Inc., T. Rowe Price Trust Company, and T. Rowe Price
Vice President,         International, Inc.
Institutional Equity
Funds




Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.